UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2007

NEW LIFE SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32321	88-0440989
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Roszel Road North, Princeton, NJ		08543
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	609-720-0025

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On February 23, New Life Scientific, Inc. (the “Company”) was informed by Eugene Zabolotsky that he had resigned as a director of the Company effective December 28, 2006.

(c)    On February 27, 2007, the Board of Directors of the Company made equity grants to the following individuals for services performed:

Henry Val (CEO and director)	2,500,000 shares of Common Stock
Wieslaw Bochenek (Chief Scientific Officer and director)	2,000,000 shares of Common Stock
Peter Goodenow (VP, Clinical Operations)	500,000 shares of Common Stock

Item 9.01.	Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 1, 2007	New Life Scientific, Inc.

	By:	/s/ Henry Val
Henry Val
Chief Executive Officer